--------------------------------------------------------------------------------

[LOGO] JANUS

--------------------------------------------------------------------------------

     JANUS CORE EQUITY FUND

     2001 ANNUAL REPORT

Table of Contents

          Portfolio Manager Commentary
            and Schedule of Investments ...............    1

          Statement of Assets and Liabilities .........    5

          Statement of Operations .....................    6

          Statement of Changes in Net Assets ..........    7

          Financial Highlights ........................    8

          Notes to Schedule of Investments ............    9

          Notes to Financial Statements ...............   10

          Explanation of Charts and Tables ............   14

          Report of Independent Accountants ...........   16

          Long-Term Capital Gain Designation ..........   17

--------------------------------------------------------------------------------
If you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
--------------------------------------------------------------------------------

Janus Core Equity Fund

[PHOTO]
Karen L. Reidy
portfolio manager

For the 12 months ended October 31, 2001, Janus Core Equity Fund declined 21.70%, compared with its benchmark, the S&P 500 Index, which declined 24.83%.(1)

Since I last wrote to you, the U.S. economy has slowed substantially. While the events of September 11 accelerated the economic slide, the slowdown was underway well ahead of the terrorist attacks, as reflected in the across the board declines in corporate profits and economic growth. While the major market indices have regained much of the ground lost in the days immediately following the attacks - they rebounded significantly in October - the federal government's efforts to stimulate the economy through lower interest rates, increased spending and tax rebates have been largely offset by a continuing stream of bad business news.

These issues are significant, but amid them some important positives are starting to emerge. The Federal Reserve's aggressive interest-rate cuts have brought the overnight borrowing rate to its lowest level in 40 years and we believe should soon begin to help revive the economy. Businesses also have taken advantage of falling expectations to clean up their balance sheets and write off underperforming assets. With manufacturing inventories near historic lows, production is likely to increase in the months ahead. Factory orders are holding steady after nearly a year of declines. And, most important, stocks are trading at more attractive levels today than they have in several years.

The economic slowdown has, of course, significantly affected many companies' ability to accurately forecast earnings and their prospects for future growth. In this environment, I am focusing squarely on quality - companies capable of controlling their own destinies, led by management teams with the proven ability to execute business plans and deliver returns even in difficult times.

Long-time holding Anheuser-Busch has continued to be one of the Fund's standouts. The company has consistently delivered on its promises even as the economy and consumer spending have cooled. In fact, it recently announced that it would beat estimates for the quarter and the year. Supported by exceptional brand management and an effective long-range growth and acquisition strategy, the company has built a 48% market share - more than double the share of its two largest competitors combined. Just as important, with the industry's leading brands, the company has been able to gradually boost prices in a market in which pricing power is rare.

Tenet Healthcare is another high-quality company that recently announced a better-than-expected earnings outlook. Over the last decade, the company has successfully built a powerful franchise by acquiring troubled hospitals at bargain prices, using its facilities-management expertise to redevelop them as focused medical care centers specializing in areas such as heart care, internal medicine and orthopedics. With costs under close control, Tenet has steadily improved operating margins, cash flow and returns.

On the downside, Delphi Automotive Systems underperformed, hit first by cutbacks in 2001 automotive production plans and again by Ford's announcement of a worse-than-expected fourth-quarter outlook. With major cost-reduction and productivity-improvement programs under way, along with efforts to expand its customer base in new directions, we see considerable upside potential in Delphi's stock. But its recent performance held back the Fund's returns.

Chipmaker Advanced Micro Devices also lagged. I had been avoiding technology companies based on the view that it will be at least a year, and possibly longer, before a sustained improvement in tech sales or stock prices emerges. AMD's Athlon chip so significantly outperforms competitive offerings, however, that I believed this strong, well-managed company could gain substantial market share despite the slowdown in personal computer sales. As sales came in short of forecasts, however, I sold the stock, despite its longer-term prospects.

In sum, despite some setbacks I am more confident today in the market's prospects than I have been in some time. The October upturn in the major indices suggests investors are starting to recognize that at current prices the stock market offers exceptional long-term opportunities. I believe the Fund is positioned well to capitalize on those growth opportunities as the economy improves and the market begins to rebound.

Thank you for investing in Janus Core Equity Fund.

(1) Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

Formerly Janus Equity Income Fund. The Fund's name, investment objective, and certain investment policies changed on 7/31/01.

                                     Janus Core Equity Fund  October 31, 2001  1

Portfolio Profile
(% of Net Assets)                           October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Equities                                               87.0%               77.1%
  Foreign                                               7.1%                5.9%
Top 10 Equities                                        28.3%               26.3%
Number of Stocks                                          64                  72
Cash, Cash Equivalents and
  Fixed-Income Securities                              13.0%               22.9%

Top 5 Industries
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Diversified Operations                                  7.2%                7.1%
Diversified Financial Services                          5.7%                1.7%
Medical - Drugs                                         5.1%                1.1%
Property and Casualty Insurance                         4.3%                  --
Insurance Brokers                                       3.9%                  --

Top 10 Equity Holdings
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Citigroup, Inc.                                         5.7%                1.7%
Tenet Healthcare Corp.                                  3.3%                  --
General Electric Co.                                    2.8%                5.1%
Marsh & McLennan Companies, Inc.                        2.6%                  --
American International Group, Inc.                      2.5%                1.4%
Automatic Data Processing, Inc.                         2.4%                2.7%
Minnesota Mining and Manufacturing Co.                  2.4%                1.9%
AT&T Wireless Services, Inc.                            2.4%                  --
American Home Products Corp.                            2.1%                  --
Exxon Mobil Corp.                                       2.1%                  --

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Core Equity Fund and the S&P 500 Index. Janus Core Equity Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 28, 1996, through October 31, 2001. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Core Equity Fund ($22,275) as compared to the S&P 500 Index ($17,096).

Average Annual Total Return
for the periods ended October 31, 2001
One Year      Five Year      Since 6/28/96*
(21.70)%      14.50%         16.18%

Janus Core Equity Fund - $22,275

S&P 500 Index - $17,096

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to recent market volatility, certain funds may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 84.2%
Agricultural Operations - 1.7%
       400,920  Monsanto Co. .................................  $     12,548,796

Applications Software - 1.1%
       134,875  Microsoft Corp.* .............................         7,842,981

Automotive - Cars and Light Trucks - 1.4%
       278,482  BMW A.G. .....................................         8,277,027
        45,590  General Motors Corp. .........................         1,883,779

                                                                      10,160,806

Automotive - Truck Parts and Equipment - 1.5%
       921,035  Delphi Automotive Systems Corp. ..............        10,693,216

Beverages - Non-Alcoholic - 1.7%
       259,735  PepsiCo, Inc. ................................  $     12,651,692

Beverages - Wine and Spirits - 0.9%
       662,821  Diageo PLC ...................................         6,617,507

Brewery - 2.1%
       361,440  Anheuser-Busch Companies, Inc. ...............        15,057,590

Cable Television - 0.7%
       147,183  Comcast Corp. - Special Class A* .............         5,275,039

Cellular Telecommunications - 2.4%
     1,206,915  AT&T Wireless Services, Inc.* ................        17,427,853

See Notes to Schedule of Investments.

2  Janus Core Equity Fund  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Chemicals - Diversified - 2.2%
       207,890  E.I. du Pont de Nemours and Co. ..............  $      8,313,521
       604,160  Lyondell Chemical Co. ........................         8,041,370

                                                                      16,354,891

Computers - 1.5%
       631,960  Apple Computer, Inc.* ........................        11,097,218

Computers - Peripheral Equipment - 1.4%
       226,970  Lexmark International Group, Inc. - Class A* .        10,156,907

Cosmetics and Toiletries - 2.5%
       141,860  Kimberly-Clark Corp. .........................         7,874,649
       143,800  Procter & Gamble Co. .........................        10,609,564

                                                                      18,484,213

Data Processing and Management - 2.4%
       340,660  Automatic Data Processing, Inc. ..............        17,598,496

Diversified Financial Services - 5.7%
       917,970  Citigroup, Inc. ..............................        41,785,994

Diversified Operations - 7.2%
       570,850  General Electric Co. .........................        20,784,648
       280,170  Honeywell International, Inc. ................         8,279,023
       109,090  Illinois Tool Works, Inc. ....................         6,239,948
       167,290  Minnesota Mining and Manufacturing Co. .......        17,461,730

                                                                      52,765,349

Electronic Design Automation - 1.3%
       451,980  Cadence Design Systems, Inc.* ................         9,554,857

Engineering - Research and Development - 1.5%
       294,785  Fluor Corp. ..................................        10,971,898

Enterprise Software and Services - 0.3%
       153,490  Oracle Corp.* ................................         2,081,324

Fiduciary Banks - 0.7%
       158,810  Bank of New York Company, Inc. ...............         5,401,128

Food - Retail - 0.7%
       115,130  Safeway, Inc.* ...............................         4,795,165

Hotels and Motels - 0.8%
        48,108  Fairmont Hotels and Resorts, Inc.* ...........           858,728
       218,590  Starwood Hotels & Resorts Worldwide, Inc. ....         4,817,724

                                                                       5,676,452

Insurance Brokers - 3.9%
       249,505  Aon Corp. ....................................         9,491,170
       197,615  Marsh & McLennan Companies, Inc. .............        19,119,251

                                                                      28,610,421

Medical - Drugs - 5.1%
       283,495  American Home Products Corp. .................        15,827,526
       114,935  Eli Lilly and Co. ............................         8,792,527
       304,920  Pfizer, Inc. .................................        12,776,148

                                                                      37,396,201

Medical - Hospitals - 3.3%
       415,425  Tenet Healthcare Corp.* ......................        23,895,246

Money Center Banks - 2.9%
       116,170  Bank of America Corp. ........................         6,852,868
       416,355  J.P. Morgan Chase & Co. ......................        14,722,313

                                                                      21,575,181

Motorcycle and Motor Scooter Manufacturing - 0.5%
        86,840  Harley-Davidson, Inc. ........................  $      3,930,378

Multi-Line Insurance - 3.0%
       233,343  American International Group, Inc. ...........        18,340,760
        75,210  PartnerRe, Ltd. ..............................         3,497,265

                                                                      21,838,025

Multimedia - 3.4%
        72,405  Gannett Company, Inc. ........................         4,575,996
       416,663  Viacom, Inc. - Class B* ......................        15,212,366
       259,835  Walt Disney Co. ..............................         4,830,333

                                                                      24,618,695

Oil - Field Services - 0.5%
       144,725  Halliburton Co. ..............................         3,573,260

Oil Companies - Exploration and Production - 2.6%
       119,750  Anadarko Petroleum Corp. .....................         6,831,737
       330,290  Burlington Resources, Inc. ...................        12,303,303

                                                                      19,135,040

Oil Companies - Integrated - 2.9%
       388,900  Exxon Mobil Corp. ............................        15,342,105
        93,109  PanCanadian Energy Corp. .....................         2,593,860
       131,625  PanCanadian Energy Corp.
                  - New York Shares* .........................         3,646,013

                                                                      21,581,978

Pipelines - 1.4%
       214,700  El Paso Corp. ................................        10,533,182

Property and Casualty Insurance - 4.3%
       256,420  ACE, Ltd. ....................................         9,038,805
       177,220  Chubb Corp. ..................................        12,104,126
       123,645  XL Capital, Ltd. - Class A ...................        10,739,805

                                                                      31,882,736

Reinsurance - 1.8%
         5,495  Berkshire Hathaway, Inc. - Class B* ..........        12,935,230

Retail - Discount - 1.0%
       144,025  Wal-Mart Stores, Inc. ........................         7,402,885

Semiconductor Components/Integrated Circuits - 1.8%
       146,100  Linear Technology Corp. ......................         5,668,680
       165,755  Maxim Integrated Products, Inc.* .............         7,583,291

                                                                      13,251,971

Super-Regional Banks - 1.1%
       442,203  U.S. Bancorp .................................         7,862,369

Toys - 1.3%
       512,255  Mattel, Inc. .................................         9,696,987

Transportation - Services - 1.7%
       307,695  FedEx Corp.* .................................        12,640,111
--------------------------------------------------------------------------------
Total Common Stock (cost $636,028,644) .......................       617,359,268
--------------------------------------------------------------------------------
Corporate Bonds - 1.3%
Brewery - 0.1%
$      780,000  Anheuser-Busch Companies, Inc., 6.00%
                  senior notes, due 4/15/11 ..................           823,875

Broadcast Services and Programming - 0.5%
     3,733,000  Clear Channel Communications, Inc., 2.625%
                  convertible senior notes, due 4/1/03 .......         3,677,005

See Notes to Schedule of Investments.

                                     Janus Core Equity Fund  October 31, 2001  3

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Cellular Telecommunications - 0.7%
$    4,267,000  VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 .................  $      4,864,380
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $9,350,123) ......................         9,365,260
--------------------------------------------------------------------------------
Preferred Stock - 2.8%
Automotive - Cars and Light Trucks - 0.9%
        23,760  Porsche A.G. .................................         6,633,938

Cable Television - 0.5%
        64,610  Cox Communications, Inc.
                  convertible, 7.00% .........................         3,359,720

Electric - Integrated - 0.8%
       109,955  Reliant Energy, Inc., convertible, 2.00%
                  (AOL Time Warner, Inc.) ....................         5,662,682

Publishing - Newspapers - 0.6%
        50,455  Tribune Co., convertible, 2.00% ..............         4,440,040
--------------------------------------------------------------------------------
Total Preferred Stock (cost $24,236,906) .....................        20,096,380
--------------------------------------------------------------------------------
U.S. Government Obligations - 1.1%
                Fannie Mae:
$    3,205,000    4.75%, due 11/14/03 ........................         3,333,969
     4,200,000    6.625%, due 9/15/09 ........................         4,735,500
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $7,555,058) ..........         8,069,469
--------------------------------------------------------------------------------
Repurchase Agreement - 8.1%
    59,700,000  ABN AMRO Bank N.V., 2.63%
                  dated 10/31/01, maturing 11/1/01
                  to be repurchased at $59,704,361
                  collateralized by $66,982,831
                  in U.S. Government Agencies
                  0%-7.00%,  8/15/04-9/15/31
                  with a value of $60,894,080
                  (cost $59,700,000) .........................        59,700,000
--------------------------------------------------------------------------------
U.S. Government Agency - 2.7%
                Fannie Mae
    20,000,000    1.92%, 4/18/02
                  (cost $19,820,800) .........................        19,817,060
--------------------------------------------------------------------------------
Total Investments (total cost $756,691,531) - 100.2% .........       734,407,437
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.2%)      (1,458,512)
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $    732,948,925
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bermuda                                             3.2%        $     23,275,875
Canada                                              1.0%               7,098,601
Germany                                             2.0%              14,910,965
United Kingdom                                      0.9%               6,617,507
United States++                                    92.9%             682,504,489
--------------------------------------------------------------------------------
Total                                             100.0%        $    734,407,437

++Includes Short-Term Securities (82.1% excluding Short-Term Securities)

See Notes to Schedule of Investments.

4  Janus Core Equity Fund  October 31, 2001

Statement of Assets and Liabilities

As of October 31, 2001
(all numbers in thousands
except net asset value per share)(1)
--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $    756,692

Investments at value                                                $    734,407
  Cash                                                                       548
  Receivables:
    Investments sold                                                       4,389
    Fund shares sold                                                       2,661
    Dividends                                                                516
    Interest                                                                 325
--------------------------------------------------------------------------------
Total Assets                                                             742,846
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                  8,181
    Fund shares repurchased                                                  740
    Advisory fees                                                            409
    Transfer agent fees and expenses                                         147
  Accrued expenses                                                           420
--------------------------------------------------------------------------------
Total Liabilities                                                          9,897
--------------------------------------------------------------------------------
Net Assets                                                          $    732,949
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                           43,670

--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      16.78
--------------------------------------------------------------------------------

(1)  Formerly, Janus Equity Income Fund.

See Notes to Financial Statements.

                                     Janus Core Equity Fund  October 31, 2001  5

Statement of Operations

For the fiscal year ended
October 31, 2001
(all numbers in thousands)(1)
--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $      5,694
  Dividends                                                                9,925
  Foreign tax withheld                                                      (54)
--------------------------------------------------------------------------------
Total Investment Income                                                   15,565
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                            5,691
  Transfer agent fees and expenses                                         2,040
  Registration fees                                                          127
  Postage and mailing expenses                                               127
  Custodian fees                                                              90
  Printing expenses                                                          228
  Audit fees                                                                  22
  Trustees' fees and expenses                                                  6
  Other expenses                                                              26
--------------------------------------------------------------------------------
Total Expenses                                                             8,357
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                    (248)
--------------------------------------------------------------------------------
Net Expenses                                                               8,109
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                               7,456
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                (108,614)
  Net realized gain/(loss) from foreign
    currency transactions                                                     99
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                   (114,106)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                 (222,621)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $  (215,165)
--------------------------------------------------------------------------------

(1)  Formerly, Janus Equity Income Fund.

See Notes to Financial Statements.

6  Janus Core Equity Fund  October 31, 2001

Statement of Changes in Net Assets

For the fiscal year ended October 31
(all numbers in thousands)(1)                                                2001            2000
-------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                       $      7,456    $      6,589
  Net realized gain/(loss) from investment and
    foreign currency transactions                                       (108,515)         136,524
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    (114,106)        (63,098)
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         (215,165)          80,015
-------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                  (5,617)         (5,648)
  Net realized gain from investment transactions*                              --        (20,913)
  Distributions (in excess of net
    realized gain from investments)*                                    (105,882)              --
-------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                           (111,499)        (26,561)
-------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                             347,259         816,531
  Reinvested dividends and distributions                                  106,992          25,544
  Shares repurchased                                                    (421,141)       (650,345)
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                    33,110         191,730
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   (293,554)         245,184
Net Assets:
  Beginning of period                                                   1,026,503         781,319
-------------------------------------------------------------------------------------------------
  End of period                                                      $    732,949    $  1,026,503
-------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                           $    860,891    $    827,781
  Accumulated net investment income/(loss)*                                 3,186           1,356
  Accumulated net realized gain/(loss) from investments*                (108,842)         105,546
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                        (22,286)          91,820
-------------------------------------------------------------------------------------------------
                                                                     $    732,949    $  1,026,503
-------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                              17,726          32,801
  Reinvested distributions                                                  5,248           1,056
-------------------------------------------------------------------------------------------------
Total                                                                      22,974          33,857
-------------------------------------------------------------------------------------------------
  Shares repurchased                                                     (21,632)        (26,141)
Net Increase/(Decrease) in Fund Shares                                      1,342           7,716
Shares Outstanding, Beginning of Period                                    42,328          34,612
-------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          43,670          42,328
-------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                            $    899,852    $  1,060,236
  Proceeds from sales of securities                                       876,107       1,026,826
  Purchases of long-term U.S. government obligations                       32,825              --
  Proceeds from sales of long-term U.S. government obligations             25,710              --

(1)  Formerly, Janus Equity Income Fund.

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                     Janus Core Equity Fund  October 31, 2001  7

Financial Highlights

For a share outstanding during the
fiscal year ended October 31(1)                             2001            2000            1999            1998            1997
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $       24.25   $       22.57   $       15.59   $       13.98   $       11.29
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .17             .15             .14             .05             .09
  Net gain/(loss) on securities
    (both realized and unrealized)                        (4.98)            2.25            7.17            2.47            3.11
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (4.81)            2.40            7.31            2.52            3.20
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                  (.13)           (.14)           (.15)           (.03)           (.12)
  Distributions (from capital gains)*                         --           (.58)           (.18)           (.88)           (.39)
  Distributions (in excess of net
    realized gain from investments)*                      (2.53)              --              --              --              --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (2.66)           (.72)           (.33)           (.91)           (.51)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $       16.78   $       24.25   $       22.57   $       15.59   $       13.98
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (21.70)%          10.65%          47.22%          19.21%          29.46%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $     732,949   $   1,026,503   $     781,319   $     200,782   $      74,325
Average Net Assets for the Period (in thousands)   $     875,515   $   1,019,261   $     571,009   $     133,613   $      46,054
Ratio of Gross Expenses to Average Net Assets(2)           0.95%           0.95%           1.02%           1.21%           1.48%
Ratio of Net Expenses to Average Net Assets(2)             0.93%           0.93%           1.01%           1.18%           1.45%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                             0.85%           0.65%           0.81%           0.41%           0.62%
Portfolio Turnover Rate                                     115%            116%             81%            101%            180%

(1)  Formerly, Janus Equity Income Fund.
(2)  See "Explanation of the Charts and Tables."
*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

8  Janus Core Equity Fund  October 31, 2001

Notes to Schedule of Investments


*    Non-income-producing security

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                     Janus Core Equity Fund  October 31, 2001  9

Notes to Financial Statements


The following section describes the organization and significant accounting policies of the Fund and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Janus Core Equity Fund ("Fund") invests primarily in equity securities. The Fund is diversified as defined in the 1940 Act.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures adopted by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

10  Janus Core Equity Fund  October 31, 2001

The Fund may enter into "futures contracts" and "options" on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Fund was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Fund's derivative instruments and related assets. The Fund has adopted this new standard and has determined that the impact on the Financial Statements is insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund has adopted this new Guide and has determined that the impact on the Financial Statements is insignificant.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portions of general expenses.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

                                    Janus Core Equity Fund  October 31, 2001  11

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay for the period ended October 31, 2001. The Fund's management fee is equal to 0.65% of average daily net assets.

A special meeting of shareholders of Janus Investment Fund will be held on January 31, 2002 to consider and approve a new investment advisory agreement for the Fund. The new advisory agreement is the same in all material respects as the current advisory agreement. Contingent upon receipt of shareholder approval, the new advisory agreement will be effective upon the termination of Mr. Bailey's contractual right to select a majority of Janus Capital's board of directors, currently anticipated to be on or about March 28, 2002, and will continue in effect until July 1, 2002. Thereafter, the new advisory agreement will continue in effect from year to year so long as such continuance is approved at least annually by a majority of the Fund's independent Trustees.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund, plus $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended October 31, 2001, are noted below. Effective June 1, 2001, State Street Bank and Trust Company acquired the fund accounting system from DST.

DST Securities, Inc.                Fund
    Commissions                    Expense
       Paid*                      Reduction*                     DST Fees
--------------------------------------------------------------------------------
    $ 12,637                      $  9,480                       $262,616
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constitute commissions paid to an unaffiliated clearing broker.

12  Janus Core Equity Fund  October 31, 2001

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. A fund is required to make distributions of any income and gains realized in the prior fiscal year. If a fund has a net investment loss or realized losses in the current year, such distributions may be in excess of the fund's cumulative income and/or gains. However, a distribution in excess of net investment income or a distribution in excess of net realized gain is not a return of capital for tax purposes. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers. Permanent items identified in the period ended October 31, 2001, have been reclassified among the components of net assets as follows:

     Undistributed              Undistributed
     Net Investment             Net Realized                  Paid-In
     Income/(Loss)               Gain/(Loss)                  Capital
--------------------------------------------------------------------------------
       $(9,427)                   $  9,427                         --
--------------------------------------------------------------------------------

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

As of October 31, 2001, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire October 31, 2009.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2001, are also noted below:

Net Capital Loss   Federal Tax    Unrealized      Unrealized           Net
   Carryovers          Cost      Appreciation   (Depreciation)    (Depreciation)
--------------------------------------------------------------------------------
$(105,049,533)    $760,483,597    $39,774,064    $(65,850,224)     $(26,076,160)
--------------------------------------------------------------------------------

                                    Janus Core Equity Fund  October 31, 2001  13

Explanation of Charts and Tables (unaudited)


1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2001.

When comparing the performance of a Fund with an indices, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the year ended October 31, 2001. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

14  Janus Core Equity Fund  October 31, 2001

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                    Janus Core Equity Fund  October 31, 2001  15

Report of Independent Accountants


To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Core Equity Fund (formally Janus Equity Income Fund, one of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 6, 2001

16  Janus Core Equity Fund  October 31, 2001

Long-Term Capital Gain Designation (unaudited)


For federal income tax purposes, Janus Core Equity Fund designated a capital gain dividend in the amount of $77,459,217, for the year ended October, 31, 2001.

                                    Janus Core Equity Fund  October 31, 2001  17

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                            [LOGO] JANUS

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713


Funds distributed by Janus Distributors, Inc. This material must be preceded or accompanied by a prospectus.
                                                                      CE55-12/01